Exhibit 99.1

 Third Quarter 2017 Investor Presentation  November 1, 2017

 This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial business; our ability to grow our residential mortgage credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights (“MSRs”); our ability to consummate any contemplated investment opportunities; changes in government regulations and policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions.  Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market.   You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein.  To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. Non-GAAP Financial MeasuresThis presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium amortization adjustment (“PAA”). The Company believes its non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating the Company’s performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, the Company may calculate its non-GAAP metrics, which include core earnings and the PAA, differently than its peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures.  Safe Harbor Notice  1

 Overview

Annaly is a Leading Diversified Capital Manager

ANNALY®

	Agency	Residential Credit	Commercial Real Estate	Middle Market Lending
Assets[1] | Capital[2]	*$107.3bn | $11.3bn*	*$2.7bn | $1.4bn*	*$2.0bn | $1.1bn*	*$0.9bn | $0.7bn*
Sector Rank[3]	*#1/6*	*#6/18*	*#4/12*	*#14/41*
	The Annaly Agency Group invests in agency MBS collateralized by residential mortgages which are guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae	The Annaly Residential Credit Group invests in non-Agency residential mortgage assets within securitized product and whole loan markets	The Annaly Commercial Real Estate Group ("ACREG") originates and invests in commercial mortgage loans, securities, and other commercial real estate debt and equity investments	The Annaly Middle Market Lending Group ("AMML") provides financing to private equity backed middle market businesses across the capital structure
Strategy	*Countercyclical/Defensive*	*Cyclical/Growth*	*Cyclical/Growth*	*Countercyclical/Defensive*
Levered Returns[4]	*9% - 11%*	*9% - 11%*	*8% - 10%*	*9% - 11%*

Source: Bloomberg. Company filings. Financial data as of September 30, 2017. Market data as of October 25, 2017.

(1) Agency assets include to be announced ("TBA") purchase contracts (market value) and MSRs. ACREG assets are exclusive of consolidated variable interest entities ("VIEs") associated with B-Piece commercial MBS.

(2) Dedicated capital includes TBA purchase contracts, excludes non-portfolio related activity and varies from total stockholders' equity.

(3) Sector rank compares Annaly dedicated capital in each of its four investment groups as of September 30, 2017 (adjusted for P/B as of October 25, 2017) to the market capitalization of the companies in each respective comparative sector as of October 25, 2017. Comparative sectors used for Agency, ACREG, and Residential Credit ranking are their respective sector within the Bloomberg Mortgage REIT Index ("BBREMTG"). The comparative sector used for the AMML ranking is the S&P BDC Index.

(4) Levered return assumptions are for illustrative purposes only and attempt to represent current market asset returns and financing terms for prospective investments of the same, or a substantially similar, nature in each respective business.

3

Annaly Successfully Executed Multiple Market Leading Capital Raises

In 2017, Annaly successfully raised over $2.4 billion through two separate overnight common stock offerings and a marketed preferred stock offering

ANNALY

$816 Million
Common Equity Follow-On

July 18, 2017

4th Largest U.S. Block Offering Across All Industries in 2017(1)

Transaction Overview

Type of Offering	Overnight Block Offering
Offering Size	69.0 million shares (100% primary)
Gross Proceeds	$816 million (6.5% of Market Cap)
Offering Price	$11.83

ANNALY

$720 Million
6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock
July 25, 2017

Largest Non-Rated Preferred Offering Ever(2)

Transaction Overview

Type of Offering	One-Day Marketed Preferred Stock Offering
Offering Size	28.8 million shares ($25 per share)
Gross Proceeds	$720 million (5.4% of Market Cap)
Coupon/ Structure	6.95% / Non-Rated Fixed-Float (5-year)

ANNALY

$857 Million
Common Equity Follow-On

October 6, 2017

Combined with the July offering, represents the most overnight primary proceeds raised by one issuer across all U.S. equity markets in 2017

Transaction Overview

Type of Offering	Overnight Block Offering
Offering Size	71.5 million shares (100% primary)
Gross Proceeds	$857 million (6.4% of Market Cap)
Offering Price	$12.00

Source: Bloomberg and Dealogic.
Note: All comparative data as of respective pricing dates and all market data as of launch dates (unless otherwise indicated). July common offering size and gross proceeds include the underwriter's full exercise of its overallotment option to purchase additional shares of common stock. October common offering size and gross proceeds include the underwriter's partial exercise of its overallotment option to purchase additional shares of common stock. Preferred offering size and gross proceeds include the underwriter's partial exercise of its overallotment option to purchase additional shares of preferred stock.
(1) Inclusive of all offerings as of respective pricing date for U.S. domiciled issuers.
(2) Inclusive of all $25 par perpetual preferred offerings during respective time period for all issuers (as of respective pricing date).

4

Constructive Investment Environment Persists

We expect the immediate market impact of Fed tapering to be minimal and, over time, we believe the Fed's exit from the market will continue to result in attractive investment returns for Annaly

1 Balanced Macro Environment

- Current macro environment indicates continued, measured global growth and a stabilization of inflation below central bank targets
- Political risks have risen, yet central banks continue to support markets

2 Fed Exit

- Continued overseas central bank purchases and relatively higher U.S. yield levels should lead to continued support for U.S. fixed income valuation despite Fed tapering
- The impact of Fed tapering on MBS spreads is currently limited given reduced net issuance as a result of seasonal factors, sound MBS demand, and continued easing from global central banks

3 Muted Volatility

- Muted volatility continues to provide increased visibility into prospective returns in Agency MBS as hedged carry remains attractive
- Given low realized and implied volatility, additional hedging has come at a reduced cost

4 Attractive Agency and Credit Investment Returns

- While Agency spreads have tightened, returns remain attractive, particularly in light of subdued market volatility
- Evidenced by our healthy credit pipelines, we see opportunities in credit expanding as the pace of spread tightening has moderated

5

 Better economic fundamentals are balanced by strong demand for safe fixed income assets  Balanced Macro Environment  Annaly benefits from the broader environment backdrop as rates are unlikely to move significantly in either direction  U.S. expansion continues, now supported by improved global growthRobust employmentNascent signs of rebound in business investmentCredit environment remains largely healthy  Inflation has slowed considerably in 2017Recent pickup in wage growth may drive service prices higherHurricanes likely to boost input prices with construction demand in Q4 2017  Washington partisanship leaves diminishing odds of structural reformsGeopolitical risks –North Korea, Spain, Latin America, Middle EastUncertainty over Fed leadershipPopulist movements remain in European fringes  Developed market central banks continue quantitative easing despite Fed exitAlthough pace of bond purchases peaked earlier this year, net bond demand from central banks likely to continue until 2019  Solid Growth  Potential Inflation Rebound  Continued Central Bank Demand  Political Uncertainty    Stronger U.S. Economy  Demand for Safe Assets  1  6  Source: Bloomberg, Haver.Note: GDP growth data as of Q2 2017.

2 Fed Exit

Limited issuance relative to historical averages should support U.S. fixed income valuations

Global fixed income supply should rise slowly…

- Continued central bank purchases will result in the U.S. as the only region with net positive sovereign bond supply for a fourth consecutive year in 2018
- Aggregate supply for all regions still remains below 2010 – 2013 annual supply
- Globalized financial markets should maintain correlation of global yields seen in recent years, meaning U.S. yields are unlikely to rise in a vacuum

…leading to continued support for U.S. Fixed Income

- Outstanding U.S. government debt yields are currently at least 70 bps (55%) higher than other developed countries' debt[1]
- Agency MBS spreads are likely to see a limited impact during first six months of the Fed taper given reduced net issuance as a result of seasonal factors and sound MBS demand

Net Issuance of Sovereign Debt & U.S. Agency MBS[2]



Inclusive of Net Central Bank QE Purchases ($ in billions)
3,000
2,500
2,000
1,500
1,000
500
0
-500
-1,000
-1,500
-2,000
2,266
1,005
1,546
1,005
350
-298
-483
-103
780
Forcast
2010
2011
2012
2013
2014
2015
2016
2017
2018
U.S.
Eurozone
Japan
Switzerland
Net

* Bars represent aggregate sovereign bond net supply less central bank purchases. The U.S. portion also includes Agency MBS

Outstanding Debt by Country[3]



($ in trillions)
U.S. Debt: $15.4tn
Wtd. Avg. Yield: 2.39%
International Debt: $16.5tn
Wtd. Avg. Yield: 0.44%
$12
$10
$8
$6
$4
$2
$0
2.08%
2.92%
0.55%
1.34%
0.12%
$9.8bn
$5.6bn
$7.2bn
$1.8bn
$7.5bn
U.S. Treasuries
Agency MBS
Eurozone
UK
Japan

Market data as of October 25, 2017.

1) Approximately $9 trillion in developed market debt continues to trade at negative rates.
2) Net sovereign bond issuance figures based on IMF World Economic Outlook data. Agency MBS net issuance sourced from eMBS. Central bank purchases are based on annual changes in respective central bank balance sheets, while forecasts were derived assuming no changes to the purchase pace through the end of 2018 for both the Bank of Japan and the Swiss National Bank. The European Central Bank ("ECB") is expected to purchase €30 billion a month while Fed runoff is based on NY Fed runoff projections.
3) Outstanding debt figures derived based on Bloomberg Sovereign Bond Indices for particular countries, multiplied by current U.S. Dollar exchange rates. Yields are sourced from Bloomberg and average yields are weighted by market value.

7

Muted Volatility

3

A number of persisting factors continue to drive volatility lower, reducing hedging costs

Various Factors Impacting Volatility

- Volatility has declined despite the Fed taper announcement, the partisanship in Washington D.C. and geopolitical uncertainty for a number of potential reasons
  - Economic data has shown reduced levels of volatility and continues to signal economic expansion
  - Central banks have significantly improved their communication, allowing markets to better anticipate upcoming actions
  - A large portion of developed market financial assets are held by central banks and non-economic entities, which are expected to decline slowly
  - Recent years have seen a meaningful rise in passive programmatic investing
  - Global economies face more mature demographics and structural headwinds to high levels of inflation from globalization

Implied and Realized Volatility Continue to Fall[1]



Volatility, (bps)
6/14 Caps Announced
9/20 Taper Announced
NLY has added $5bn of swaptions since May 2017
110
100
90
80
70
60
50
40
30
10/25/16
1/25/17
4/25/17
7/25/17
10/25/17
3Mx10Y Implied Vol
10 Yr Swap 30D Realized Vol

Market data as of October 25, 2017.

(1) Implied and realized volatilities are sourced from Bloomberg.

8

4 Attractive Agency MBS and Credit Investment Returns

There continue to be attractive investment opportunities within Agency MBS and credit lending

Agency MBS Hedge Adjusted Returns Remain Favorable

- Strong performance has resulted in modest spread tightening for Agency MBS
- Current returns remain favorable in the 9% – 11% range amidst low levels of volatility
- The liquidity of Agency MBS allows for flexible rotation into other sectors as market dynamics change

Disconnect Between Loan and Securities Markets

- Credit spreads across securitized markets have tightened significantly year-to-date
- Loan markets have demonstrated more stickiness given more opaque nature
  - As such, Annaly's aggregate residential loan portfolio[1] has grown nearly 3x YTD whereas the securities portfolio has contracted by nearly 15%
- Annaly's unique partnerships and robust direct origination platforms are well positioned to capitalize on lending opportunities despite the competitive market environment

Levered Return for Selected Agency MBS, (%)[2]



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
3.5
4.0
4.5
3.5
4.0
4.5
3.5
4.0
4.5
Rolls
Loan Balance Specs
Geo Specs
YTD Range of Levered Returns
Current
9% - 11% Range

Year to Date Spread Change, (%)[3]



0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-14%
-33%
-11%
-26%
-9%
-14%
Residential Whole Loans
CRT M2
CRE Loans
CMBS BBB-
Middle Market Loans
High Yield OAS
Residential Credit
Commercial Real Estate
Corporate Credit

(1) Loan portfolio size based on par amount.
(2) Levered return is representative of annualized levered 2 month duration hedged investment return less financing costs ("carry"). Calculations utilize market data from Bloomberg and The Yield Book prepayment model. Carry calculations indicate the static return of an MBS position hedged across the curve to an aggregate 1 year duration gap over the next two months. Leverage is assumed to be 7.5x for illustrative purposes.
(3) CRT M2 and CMBS BBB- spreads provided by BAML. Residential Whole Loan and High Yield OAS sourced from Bloomberg. Middle Market Loans data sourced from S&P Global. CRE loan spreads represent average spread from Q1 2017 to Q3 2017 on all quoted CRE activity.

9

 Annaly Investment Highlights

 Current Annaly Investment Thesis  Annaly’s diversification strategy and proven investment platform provide a unique opportunity in today’s markets  Annaly’s diversification into credit and floating rate assets enhances the Company’s stability, performance and optionality, differentiating the Company over the long term   Diversification  1  Annaly’s size and scale equates to an unmatched amount of liquidity amongst mREITs available for deployment in any market environment  Size and Liquidity  2  Annaly continues to operationally outperform its peers across each of its businesses  Operating Efficiency  4  Annaly has implemented several new programs geared towards further strengthening the Company’s corporate governance and social impact; Employee Stock Purchase Plan remains “one-of-a-kind” in the entire market  Strong Corporate Governance & Social Responsibility  5  11  Annaly trades at a relative discount to other yield-producing sectors despite consistent outperformance, stability and efficiency of the model  Relative Valuation  7  Returns & Outperformance  6  Annaly has delivered strong shareholder returns, outperforming its peers and other yield sectors, both since its inception and since the initiation of the Company’s diversification strategy  Source: Bloomberg. mREITs represent the BBREMTG.   Diversification, size and scale continue to drive Annaly’s book value and core earnings stability  Stability  3

 Since the beginning of 2014, Annaly has increased its capital dedicated to credit assets from 11% to 23% at Q3 2017 and has further diversified its Agency exposure to floating rate assets  Floating Rate & Credit Portfolio Evolution (Q4 2013 – Q3 2017)  Source: Company filings, Bloomberg. Note: Financial data as of September 30, 2017.Inclusive of gains/losses and amortization/other. Commercial Real Estate assets are exclusive of consolidated VIEs and includes CMBS conduit securities.  $30.9bn of Gross Assets - Deployed  $23.5bn of Gross Assets – Run-off/Sold(1)  ($ in millions)  (2)  Evolution of Annaly’s Diversified Model  12  1  (2)

 Source: Bloomberg. Note: Market data as of October 25, 2017. ADTV represents the average daily value ($mm) traded for the trailing 3 months.   Annaly is an industry leader in size with a market cap greater than $13.6bn  Annaly’s 3 month ADTV is larger than that of the smallest 25 mREITs in aggregate  Annaly continues to serve as a more liquid investment vehicle compared to its mortgage REIT peers    Annaly’s market cap is greater than the 24 smallest mortgage REITs in aggregate  13    Industry Leading Size and Liquidity  2

 Source: Bloomberg and Company filings. Includes all companies in the respective Agency, Hybrid, and Commercial sectors of the BBREMTG as of October 25, 2017.Dividend Stability measures the change in dividend from Q4 2013 to Q3 2017.Book Value Stability measures the change in book value from Q4 2013 to Q2 2017.  Demonstrated Resiliency – Scaled Diversification Enhances Stability  As a result of its diversification strategy, Annaly has continued to deliver a stable book value and consistent dividends, as evidenced by the 16th consecutive quarter of a $0.30 dividend  Dividend Stability(1)  NLY has declared a consistent dividend over the past 16 consecutive quarters  Book value has demonstrated relative stability versus industry peers  14  Book Value Stability(2)  3

3 Stability of Annaly's Core Earnings vs. Other Yield Investments

Despite heightened market volatility, Annaly has continued to offer stable core earnings[(1)] over the past 3 years, particularly when compared to other yield strategies



Financials
NLY
Equity REITs
Banks
Agency mREITs
Utilities
Hybrid mREITs
Commercial mREITs
MLPs
16%
17%
23%
27%
91%
110%
187%
275%
298%
0%
50%
100%
150%
200%
250%
300%
350%
3-Year Variability of Adjusted Earnings(1)(2)
Least Volatile
Most Volatile

Source: Bloomberg, Company filings, SNL Financial.
Note: Financials represent the S&P 500 Financial Index. Equity REITs represent the FTSE NAREIT Index. Banks represent the KBW Bank Index. mREITs include all companies in the respective Agency, Hybrid, and Commercial sectors of the BBREMTG as of October 25, 2017. Utilities represent the Russell 3000 Utilities Index. MLPs represent the Alerian MLP Index.
(1) "Core Earnings" represents a non-GAAP financial measure and is shown excluding PAA; see Appendix.
(2) Variability calculated as the percentage range between the highest and lowest quarterly "Adjusted Earnings" figures for each company from Q3 2014 to Q2 2017. Annaly and all mREITs utilize "Core" or similarly adjusted EPS (excluding PAA); Banks and Financials utilize adjusted net income; and Equity REITs, Utilities and MLPs utilize EBITDA.

15

4 Operational Efficiency

Annaly benefits from its diversification, operating at significantly lower cost levels than smaller, monoline models



Annaly Dedicated Equity Allocation
Agency 77%
Hybrid 10%
Commercial 8%
MML 5%
Operating Expenses / Core Earnings (%)(1)
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Annaly operates 25% more efficiently than a similarly weighted profile(2)
16.1%
21.5%
16.5%
25.8%
45.4%
51.9%
NLY
Peer Composite Based on Annaly Dedicated Equity Allocation(2)
Agency Peers
Residential Credit Peers
ACREG Peers
AMML Peers

Note: Financial data for the year to date period ended June 30, 2017. Operating expense is defined as: (i) for internally-managed peers, the sum of compensation and benefits, general and administrative expenses ("G&A") and other operating expenses, and (ii) for externally-managed peers, the sum of net management fees, compensation and benefits (if any), G&A and other operating expenses. Agency Peers consist of AGNC, CYS, CMO, ANH, and ARR. Residential Credit Peers consist of CIM, NRZ, MTGE, IVR, MFA, TWO, and RWT. ACREG Peers consist of ARI, BXMT, STWD, ACRE, and LADR. AMML Peers consist of ARCC, SUNS, and PFLT.

(1) "Core Earnings" represents a non-GAAP financial measure and is shown excluding PAA; see Appendix.

(2) Peer Composite is calculated by weighting Annaly's dedicated equity of each business to the corresponding peer average's operating expenses divided by total equity.

16

5 Commitment to Strong Corporate Governance & Social Responsibility

ANNALY®

Annaly Board of Directors

- ✓ Annaly CEO, Kevin Keyes, named Chairman of the Board, effective January 1, 2018
- ✓ Announced the addition of Katie Beirne Fallon and Vicki Brinson Williams to the Board, effective January 1, 2018
  - ✓ With nearly 40 years of combined experience, these directors provide expertise in corporate governance, government affairs, public relations, legal, and risk management
- ✓ Announced addition of Public Responsibility Committee to the Board

Continued Internal & External Initiatives

External

- ✓ Established investment partnership with Capital Impact Partners ("CIP"), a prominent community development financial institution
- ✓ CIP provides investments to generate both social and financial returns for the benefit of underserved communities
- ✓ Partnership enhances Annaly's position as a positive and meaningful influence in the community and a thought leader in the mREIT space

Internal

- ✓ Continual focus on refreshment of Board of Directors' committee membership – most recently changed in November 2017
- ✓ Women's Interactive Network established in 2017, which represents over 30% of the firm across all levels
- ✓ CEO roundtable discussions held with 100% of employees
- ✓ Development programs for analysts, associates, vice presidents and directors – representing nearly 80% of employees

Management Ownership and Shareholder Alignment

- ✓ In Q3 2017, members of Annaly's senior management team committed to increase voluntary stock ownership over next three years
- ✓ Annaly has unique, broad-based Employee Stock Ownership Guidelines, which encourages senior employees to purchase Annaly shares in the open market
  - ✓ Promotes long-term value, ownership culture and alignment with shareholders
  - ✓ 100% of Annaly stock acquired by employees has been through open market purchases

17

5 Stock Ownership Culture Aligns Interests of Employees with Those of Shareholders

Annaly's management team has shown a unique commitment to the Company through open market purchases of stock, further aligning interests with shareholders

Annaly Employee Stock Ownership Program

Program Overview

- In April 2016, Annaly initiated its Employee Stock Ownership Guidelines to encourage senior employees to purchase Annaly shares on the open market
- In July 2017, Annaly CEO, Kevin Keyes, voluntarily increased his commitment by 50%, pledging to own an aggregate of $15mm of Annaly common stock within the next 3 years
  - Other members of senior management, including CFO, CIO, CCO, and CLO, also agreed to voluntarily increase stock ownership positions beyond the amounts required under 2016 stock ownership guidelines

Employee Stock Ownership Detail

- **Participants:** >40% of total employee base
- **Status:** As of Q3 2017, all individuals subject to the stock ownership guidelines have either met or are expected to meet such guidelines within the applicable period
- 100% of Annaly stock acquired by employees since the implementation of the broad-based ownership guidelines has been through open market purchases

Annaly's CEO Ownership Commitment Relative to Peers

Average Size of CEO Ownership Requirements ($mm)



Avg Size of CEO Ownership Requirement
$20.0
$15.0
$10.0
$5.0
$0.0
$15.0
$12.3
$8.0
$3.5
Annaly[1]
Banks
S&P Financials
mREITs

Annual Equity Grants Alone Often Cover CEO Ownership Requirements



2016 Stock Compas % Ownership Requirement
200%
150%
100%
50%
0%
168%
153%
88%
0%
S&P Financials
Banks
mREITs
Annaly

Source: Bloomberg, SNL, Company filings.
Note: Data shown as of most recent proxy filing available.
Note: mREIT sector represent the BBREMTG. Bank sector represent the KBW Bank Index, S&P represent the SPX Index. Data as of October 25, 2017.
(1) Reflects voluntary ownership commitment, which is 50% higher than Mr. Keyes' ownership requirement.

18

 Source: Bloomberg. mREITs represent the BBREMTG. Equity REITs represent BBREIT Index. Utilities represent the Russell 3000 Utilities Index. MLPs represent the Alerian MLP Index. Asset Managers represent the S&P 500 Asset Management and Custody Bank Index. Banks represent the KBW Bank Index. S&P represents SPX Index.Note: Market data from December 31, 2013 to October 25, 2017.  Returns and Outperformance  Annaly’s current investment team has outperformed other yield options since the beginning of 2014    80.3%  56.9%  58.0%  49.7%  36.9%  (27.2%)  43.7%  19  6

 Relative Valuation – Annaly vs. Other Yield Sectors  Source: Bloomberg. MLPs represent the Alerian MLP Index. Utilities represent the Russell 3000 Utilities Index. Equity REITS represent the S&P 500 REITS Industry Index. Banks represent the KBW Bank Index. S&P represent the SPX Index. Asset Managers represent the S&P 500 Asset Management and Custody Bank Index. Note: Market Data as of October 25, 2017. Financial data as of most recent quarter available.Beta refers to Bloomberg’s ‘Overridable Adjusted Beta’ which estimates the degree to which a stock’s price will fluctuate based on a given movement in the representative market index, calculated over a 2 year period as of October 25, 2017. SPX Index is used as the relative index for the beta calculation.  Annaly’s yield and stability are superior to other yield asset classes, yet valuation still lags   20  Price to Book  Yield  7  Beta(1)

 Business Update

Agency MBS Portfolio

- The Agency portfolio grew to $107.3 billion during Q3 2017, a ~21% increase from Q2 2017[(1)]
  - Portfolio growth primarily driven by deployment of capital raised from 2017 equity offerings
  - Modestly increased leverage to take advantage of a calm investment environment
- Strong demand for Agency MBS, as well as a muted impact of the Federal Reserve's end to portfolio reinvestment, led to a meaningful MBS spread tightening late in Q3 2017
  - Despite the tighter spreads, MBS remain attractive as lower volatility has reduced hedging costs
- ~85% of the portfolio is positioned in securities with prepayment protection at the end of Q3 2017
- Began selectively investing in GSE-guaranteed Multifamily MBS and will continue to evaluate this sector relative to Agency MBS

Total Dedicated Capital: $11.3 billion[(1)]

Asset Type[(1)]



IIO/IO/MSR 2%
20 Yr
5%
15 Yr
9%
ARM
7%
30 Yr
78%

Pass Through Coupon Type



15 & 20Yr:
20%
>=4.0%
3%
3.5%
4%
<=3.0%
13%
<=3%
7%
>=4.5%
8%
3.5%
33%
4.0%
32%
30Yr+:
80%

Call Protection[(2)]



Generic
15%
High Quality Spec
33%
35+ WALA
21%
Med Quality Spec
31%

Note: Data as of September 30, 2017. Percentages based on fair market value and may not sum to 100% due to rounding.

(1) Includes TBA purchase contracts and MSRs.

(2) "High Quality Spec" protection is defined as pools backed by original loan balances of up to $125K, highest LTV pools (CR>125% LTV), geographic concentrations (NY/PR). "Med Quality Spec" includes 200K loan balance, 175K loan balance, 150k loan balance, high LTV pools (CQ 105-125% LTV). "35+ WALA" is defined as weighted average loan age greater than 50 months and treated as seasoned collateral.

22

Residential Credit Portfolio

- The Residential Credit portfolio grew to $2.7 billion during Q3 2017, a ~3% increase from Q2 2017
  - Increase in portfolio size largely attributable to growth of the whole loan platform
  - Near term, we expect to continue to see opportunities in expanded, new origination whole loans
- Residential credit (excluding CRT) remains relatively insulated from macro moves, exhibiting minimal spread volatility
  - CRT exhibited modest spread widening during the quarter, driven largely by investor concerns on recent natural disasters. Spreads have since returned to pre-hurricane levels
  - The residential credit team invests in more than 10 subsectors and is positioned to deploy capital opportunistically during periods of dislocation
- Higher dedicated capital reflective of lower percentage of residential credit assets funded through street repo

Total Dedicated Capital: $1.4 billion

Sector Type(1)(2)



Whole Loans 28%
Agency CRT 21%
Private Label CRT 1%
Prime 8%
Alt A 7%
Subprime 21%
NPL 2%
RPL 2%
Prime Jumbo 9%
Prime Jumbo IO 1%

Coupon Type(1)



IO <1%
Fixed 27%
Floating 41%
ARM 31%

Effective Duration(1)



>5 yrs 6%
4-5 yrs 4%
3-4 yrs 8%
2-3 yrs 19%
<2 yrs 63%

Note: Data as of September 30, 2017. Percentages based on fair market value and reflect economic interest in securitizations. Jumbo 2.0 includes the economic interest of certain positions that are classified as residential mortgage loans within our consolidated financial statements. Percentages may not sum to 100% due to rounding.

(1) Pie charts are shown exclusive of securitized residential mortgage loans of a consolidated VIE.

(2) Prime classification includes $912mm of Prime IO.

23

Commercial Real Estate Portfolio

- The Commercial Real Estate portfolio was net unchanged at $2.0 billion in assets during Q3 2017
- Assets continue to perform as the supply/demand fundamentals in the U.S. commercial real estate market remain favorable
- New investment activity has been moderate, primarily a result of a cautious stance on credit and valuations, a significant decline in new acquisition activity by sponsors, and a highly competitive market
  - $213 million of new investments closed in Q3 2017, coupled with $6 million of additional fundings
  - $188 million of portfolio runoff in Q3 2017
    - Borrowers achieved business plans/assets appreciated in value
- Active pipeline with quality opportunities, but will remain disciplined

Total Dedicated Capital: $1.1 billion

Asset Type



Preferred Equity
1%
AAA CMBS
3%
Equity
20%
Mezzanine
32%
First
Mortgage
21%
Credit
CMBS
23%

Sector Type



Other
6%
Hotel
13%
Multifamily
41%
Office
16%
Retail
24%

Geographic Concentration(1)



NY
26%
Other
41%
CA
11%
FL
7%
NC
5%
TX
10%

Note: Data as of September 30, 2017. Percentages based on economic interest and may not sum to 100% due to rounding. Portfolio data excludes consolidated VIEs associated with B Piece commercial mortgage-backed securities and includes CMBS conduit securities.

(1) Other represents states that do not comprise more than 5% of total portfolio value.

24

Middle Market Lending Portfolio

- The Middle Market Lending portfolio grew to $856 million in assets during Q3 2017, an ~11% increase from Q2 2017
- Despite reduced M&A activity and a technical imbalance with increased capital raising, fund flows and new issue CLOs, the Annaly Middle Market Lending portfolio has grown at returns that are accretive to the existing portfolio
- Unlevered portfolio yield of 8.45% at the end of Q3 2017
- Portfolio of ~30 borrowers is well diversified by sponsor, industry and borrower

Total Dedicated Capital: $0.7 billion

Lien Position



Unsecured/Mezz.
1%
2nd Lien
36%
1st Lien
63%

Industry(1)



17%
11%
7%
9%
5%
4%
4%
43%
Computer Prgm & Data Processing
Management and PR Services
Offices and Clinics of Doctors of Medicine
Insurance Agents, Brokers and Service
Public Warehousing & Storage
Drugs
Aircraft and Parts
Other

Loan Size(2)



$0mm - $20mm
28%
$20mm - $40mm
34%
$40mm - $60mm
21%
$60mm+
16%

Note: Data as of September 30, 2017. Percentages based on amortized cost and may not sum to 100% due to rounding.

(1) Based on Standard Industrial Classification industry categories.

(2) Breakdown based on aggregate $ amount of individual investments made within the respective loan size buckets. Multiple investment positions with a single obligor shown as one individual investment.

25

Performance Highlights and Trends  Unaudited, dollars in thousands except per share amounts  *Represents a non-GAAP financial measure; see Appendix.Net of dividends on preferred stock, including cumulative and undeclared dividends on the Company’s Series F Preferred stock of $8.3 million for the quarter ended September 30, 2017.Core earnings is defined as net income (loss) excluding gains or losses on disposals of investments and termination of interest rate swaps, unrealized gains or losses on interest rate swaps and investments measured at fair value through earnings, net gains and losses on trading assets, impairment losses, net income (loss) attributable to noncontrolling interest, corporate acquisition related expenses and certain other non-recurring gains or losses, and inclusive of TBA dollar roll income (a component of Net gains (losses) on trading assets) and realized amortization of MSRs (a component of net unrealized gains (losses) on investments measured at fair value through earnings). Core earnings (excluding PAA) excludes the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities. Includes non-Agency securities, credit risk transfer securities and residential mortgage loans.Includes consolidated VIEs and loans held for sale.Debt consists of repurchase agreements, other secured financing, securitized debt, participation sold, and mortgages payable. Securitized debt, participation sold and mortgages payable are non-recourse to the Company.Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing and securitized debt, participation sold and mortgages payable are non-recourse to the Company and are excluded from this measure.Represents CRT securities, non-Agency mortgage-backed securities, residential mortgage loans, commercial real estate debt investments and preferred equity investments, loans held for sale, investments in commercial real estate and corporate debt, net of financing.  26

 Appendix: Non-GAAP Reconciliations

 To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below.  Unaudited, dollars in thousands except per share amounts  28  Non-GAAP Reconciliations  Represents transaction costs incurred in connection with the Hatteras Acquisition.Represents a component of Net gains (losses) on trading assets.Represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company’s MSR portfolio and is reported as a component of Net unrealized gains (losses) on investments measured at fair value.Net of dividends on preferred stock, including cumulative and undeclared dividends on the Company’s Series F Preferred stock of $8.3 million for the quarter ended September 30, 2017.

 Non-GAAP Reconciliations (Cont’d)  To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below.  Unaudited, dollars in thousands except per share amounts  29